FEDERATED SMALL CAP STRATEGIES FUND II
(A Portfolio of Federated Insurance Series)
Supplement to Prospectus dated May 21, 1999

Please replace the second paragraph under the section entitled "The Fund's Portfolio Managers Are:" on page 5 of the prospectus with the following:

     "Grant K. McKay was named a portfolio manager of the Fund in July 1999. Mr. McKay joined Federated in 1997 as an Investment Analyst. He has been an Assistant Vice President/Senior Investment Analyst of the Fund's Adviser since 1998. Mr. McKay worked for PRIMCO Capital Management as a Credit Research Analyst from 1993 to 1995 and as an Assistant Portfolio Manager during 1995 and 1996. Mr. McKay is a Chartered Financial Analyst. He received his M.B.A. with a concentration in Finance from the University of Chicago."

Aash Shah remains as a portfolio manager of the Fund.


                                                                 August 15, 1999


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Federated Investors
Federated Securities Corp., Distributor

Federated Investors, Inc.
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